EXHIBIT 10.55

FORM OF

FIRST AMENDMENT TO

SECOND PRIORITY LEASEHOLD MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FINANCING STATEMENT

THIS FIRST AMENDMENT TO SECOND PRIORITY LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Instrument”), dated as of September     , 2009, is entered into by and between THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (“Mortgagor”), whose address is One Marcus Square, 1618 Main Street, Dallas, Texas 75201 and BANK OF AMERICA, N.A., a national association, whose address is 1455 Market Street, 5th Floor, San Francisco, California 94103, as agent (as successor to Deutsche Bank Trust Company Americas, in such capacity, “Agent”, and together with its successors and assigns, “Mortgagee”) for the Secured Parties defined in the Amended Credit Agreement (defined below).

WITNESSETH THAT,

WHEREAS, Mortgagor, Existing Agent (defined below) and others party thereto have entered into that certain Credit Agreement, dated as of October 6, 2005 (as amended, supplemented or otherwise modified to date, the “Existing Credit Agreement”);

WHEREAS, Mortgagor is the record owner and holder of certain leasehold interests in that certain real property described in Exhibit A attached hereto and by this reference incorporated herein, together with the Improvements (as defined in the Mortgage, defined below) constructed thereon;

WHEREAS, Mortgagor has executed and delivered that certain instrument entitled “SECOND PRIORITY LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT” and dated as of October 6, 2005 and recorded on October 14, 2005 with the Bergen County Clerk as Book 15001, Page 126 (the “Mortgage”);

WHEREAS, the Mortgage secures, among other things, the obligations of Mortgagor under the Existing Credit Agreement;

WHEREAS, the parties to the Existing Credit Agreement and the Agent now desire to amend the Existing Credit Agreement pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of July 15, 2009 (the “Credit Agreement Amendment”) by and among Mortgagor, the other Borrowers referred to therein, Neiman Marcus, Inc., and certain subsidiaries of Mortgagor from time to time party thereto, the Agent and the other Secured Parties (the Existing Credit Agreement, as amended by such Credit Agreement Amendment, and any and all amendments, modifications, supplements, restatements, extensions, renewals or replacements thereof are collectively referred to herein as the “Amended Credit Agreement”);

WHEREAS, pursuant to that certain Substitution of Agent and Joinder Agreement, dated as of the date hereof, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, resigned as the agent under the Existing Credit Agreement (as defined below) (the “Existing Agent”), and pursuant to the Amended Credit Agreement, Agent has been appointed as the successor to the Existing Agent; and

WHEREAS, concurrently therewith, Mortgagor and Mortgagee desire to amend the Mortgage as set forth below.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the mutual receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

1.             Definitions.  All capitalized terms used but not otherwise defined in this Instrument shall have the same meanings ascribed to such capitalized terms in the Mortgage, as amended by this Instrument, or if not defined therein, in the Amended Credit Agreement.

2.             Amended Credit Agreement. All references in the Mortgage to the “Revolving Facility Credit Agreement” shall be deemed to be references to the Amended Credit Agreement.

3.             Mortgagee.  All references in the Mortgage to the “Mortgagee” shall be deemed to be references to “Mortgagee” as defined in the preamble to this Instrument.

4.             Miscellaneous Amendments.

(a)           All references to the “Lenders”, the “Administrative Agent”, the “Swingline Lender”, the “Issuing Bank”, the “Letters of Credit”, the “Secured Parties” and the “Intercreditor Agreement” shall be deemed to be references to such terms as defined in the Amended Credit Agreement.

(b)           The phrase “(vi) the Lien Subordination and Intercreditor Agreement, dated as of even date hereof, among the Collateral Agent, Credit Suisse, Merger Sub, Neiman Marcus, Holdings and the subsidiaries of Neiman Marcus from time to time party thereto as attached hereto as Exhibit C” is hereby deleted in its entirety.

(c)           The phrase “at the rate of [    ]% per annum” is hereby deleted from Section 1.12(c)(ii)(C) and replaced with “at the rate of [    ]% per annum”. [NOTE: TITLE COMPANY TO PROVIDE APPLICABLE PERCENTAGE.]

(d)           The reference to “Section 2.13(c)” in Section 2.03(b) of the Mortgage is hereby deleted and replaced with “Section 2.13(d)”.

(e)           The sentence “The Revolving Facility Credit Agreement provides that the sum of the principal amount of the Loans and the Letters of Credit from time to time outstanding and secured hereby shall not exceed $1,975,000,000.” is hereby deleted in its entirety and replaced with “The Amended Credit Agreement provides that the sum of the principal amount of the Loans and the Letters of Credit from time to time outstanding and secured hereby shall not exceed $600,000,000.”

(f)            Exhibit C to the Mortgage is hereby deleted in its entirety.

5.           Limited Amendment; Ratification. This Instrument is given solely to amend the Mortgage as set forth herein.  No further amendment or modification is made or intended, and the terms and provisions of the Mortgage shall, except as expressly modified herein, continue in full force and effect after the date hereof.  The warranties, representations, covenants and agreements contained in the Mortgage, as herein expressly amended, are hereby specifically reaffirmed and remade by Mortgagor and the entire Mortgage, as herein expressly amended, is hereby ratified, approved and confirmed in every respect.  Mortgagor also hereby ratifies and confirms, as of the date of the Mortgage and as of the date hereof, the liens, encumbrances and security interests in and on the Premises and the Mortgaged Property intended to be created by the Mortgage, as amended hereby.

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6.             No Release or Novation. The Obligations secured by the Mortgage are continuing obligations and nothing contained herein shall be deemed to release, terminate or subordinate any lien, security interest or assignment created or evidenced by the Mortgage and all such liens, security interests and assignments and the priority thereof shall relate back to the date that the Mortgage was filed as referenced in the recitals above.  Mortgagor and Mortgagee intend that this Instrument shall in no way affect the priority of the Mortgage or constitute a novation of the indebtedness secured thereby.

7.             Successors and Assigns. This Instrument shall bind and inure to the benefit of Mortgagor, Mortgagee and the Secured Parties and their respective successors, substitutes and assigns.

8.             Recordation; Costs and Expenses. Mortgagor shall cause this Instrument to be filed and/or recorded in the filing or recording offices referenced in the recitals above and/or such other places as requested by Mortgagee, and Mortgagor shall pay to Mortgagee all expenses incurred by Mortgagee in connection with the preparation, execution, filing and recordation of this Instrument, including, without limitation, attorneys’ fees, filing and recording fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred to assure or insure the priority of the lien of the Mortgage, as amended by this Instrument.

9.             Counterparts. This Instrument may be executed in any number of original counterparts,  which when so executed shall be deemed to be an original for all purposes, and all counterparts shall together constitute one and the same instrument; signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Instrument shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

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IN WITNESS WHEREOF, Mortgagor and Mortgagee have on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this Instrument to be duly EXECUTED AND DELIVERED by authority duly given.

Mortgagor:

THE NEIMAN MARCUS GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this            day of September, 2009, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared                                                                       , the                                              of The Neiman Marcus Group, Inc., who, I am satisfied, is the person who, as such officer, signed the within instrument on behalf of such corporation, and said person did acknowledge that he or she is authorized to sign and deliver the within instrument on behalf of such corporation and that he or she signed and delivered the same as the act and deed of such corporation for the uses and purposes expressed therein.

Name:
Notary Public
My Commission Expires:

(NOTARIAL SEAL)

[Signatures Continue on Following Page]

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Mortgagee:

BANK OF AMERICA, N.A.,
a national association,
as a Co-Collateral Agent

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this          day of September, 2009, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared                                                                       , the                                              of Bank of America, N.A., who, I am satisfied, is the person who, as such officer, signed the within instrument on behalf of such national association, and said person did acknowledge that he or she is authorized to sign and deliver the within instrument on behalf of such national association and that he or she signed and delivered the same as the act and deed of such national association for the uses and purposes expressed therein.

Name:
Notary Public
My Commission Expires:

(NOTARIAL SEAL)

S-2

EXHIBIT A

LEGAL DESCRIPTION

The Neiman Marcus Group, Inc. is a record owner of a leasehold interest in the property located at 503 Garden State Plaza, Paramus, NJ and described on this Exhibit A.

[See Attached Pages for Legal Description]

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